----------------------
THE EMERGING MARKETS
FLOATING RATE FUND INC.



ANNUAL REPORT

FEBRUARY 28, 2001


-----------------------------------
  SALOMON BROTHERS ASSET MANAGEMENT
  ------------------------------------


American Stock Transfer & Trust Company                    PRSRT-STD
40 Wall Street                                            U.S. POSTAGE
New York, New York 10005                                      PAID
                                                        STATEN ISLAND, NY
                                                            PERMIT No.
                                                               169





EFLANN 2/01

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

March 15, 2001

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') for the period ended February 28, 2001. Included are a market commentary, a statement of the Fund's investments and financial statements for the year ended February 28, 2001.

We are proud to report that our director, Charles Barber, was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his 'tireless efforts as a vigilant representative of shareholder interests.'

The net asset value ('NAV')1 of the Fund decreased from $12.08 per share on February 29, 2000 to $11.84 on February 28, 2001. Dividends from net investment income totaling $1.59 were paid during the year. Assuming the reinvestment of dividends in additional shares of the Fund, the Fund returned 12.14% based on NAV for the year ended February 28, 2001. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')2 returned 14.67% during the same period. Past performance is not indicative of future results.

EMERGING MARKETS DEBT SECURITIES

During the fiscal year ended February 28, 2001, the emerging debt market performed well, as measured by the EMBI+. Improving economic and credit fundamentals, supportive global liquidity and the entrance of new investors drove the emerging debt market's returns for the Fund's fiscal year. Portfolio flows improved throughout the fiscal year as Mexico's upgrade to investment-grade3 status attracted a broader group of investors to the asset class. This trend continued in January 2001 but slowed with the overall level of economic activity. In addition, this improved technical position helped the asset class decouple from other risk-oriented markets as it outperformed most financial assets, especially U.S. and European high-yield bond and global equities in 2000.

The fiscal year commenced with the U.S. Federal Reserve Board ('Fed') aggressively shifting its neutral bias on the U.S. economy to a more hawkish inflationary stance, raising interest rates 75 basis points4 to 6.50%. More recently the market received a boost as the Fed reversed its focus on the U.S. economy from inflation to weakness and commenced easing interest rates. The Fed eased interest rates by 100 basis points in January 2001 bringing interest rates to 5.50%.5 The

---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note an investor cannot invest directly in an index.

3 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 On March 20, 2001, after this letter was written, the Fed cut interest rates by 50 basis points.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

Fed's changing bias was necessitated by evidence that U.S. economic growth has slowed considerably in recent months.

Oil prices, an important driver of value in the emerging debt markets continue to remain at high levels. Russia, Venezuela and Mexico are major oil producers and benefit from high oil prices. Prices fluctuated during the period, ranging from a low of $21.37 per barrel to a high of $32.97. Oil prices ended the period at $27.50. Stable or slightly weaker oil prices will be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatilities6 for emerging markets debt also declined over year-earlier levels. The decline in volatility is a function of reduced leverage7 in the market coupled with expanded investor interest in the asset class. Twelve-month volatility for emerging markets debt averaged approximately 8.31%, dramatically below the 17% long-term historical level of the EMBI+.

Overall market performance for the year was more evenly distributed than previous years. In addition to Ecuador and Russia, the top performers, six other countries outperformed the EMBI+ return. Spreads8 in the market tightened from 816 basis points over U.S. Treasuries at the beginning of the Fund's fiscal year to 748 basis points as of February 28, 2001.

For the year ended February 28, 2001, outperformers in the emerging markets included Ecuador, Russia, Nigeria, Poland, Venezuela, Colombia, Mexico and Brazil, as measured by the EMBI+. The remaining EMBI+ countries lagged the overall return of 14.67%.

The following is a brief description of each sector's highlights over the past twelve months.

LATIN AMERICA

Latin America as a region returned 12.86% for the year ended February 28, 2001, as measured by the EMBI+, underperforming the EMBI+ return of 14.67%. The key developments in Latin America during the Fund's fiscal year included Mexico's upgrade to investment-grade, Brazil's continued strong fiscal performance, Venezuela's continued improvement in credit quality, and Ecuador's successful restructuring of its defaulted Brady bond9 obligations. Argentina's recession and its continuing financing needs contributed to the underperformance in this region.

ECUADOR

Ecuador returned 68.13% for the period, as measured by the EMBI+, dominating individual country performance. Ecuador completed its debt restructuring of defaulted Brady bonds, exchanging them for two issues of global bonds during the period. In our opinion, the relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club10 granted Ecuador a standard rescheduling of US$880 million of bilateral

---------
 6 Return volatility is the standard deviation of monthly returns over the period being measured.

 7 Leverage is the percentage of debt in relation to equity in an organization's capital structure.

 8 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

 9 Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.

10 The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

debt. We believe that Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ('IMF'), an important factor that has been missing in recent years. In our opinion, Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. However, we believe that the country still needs comprehensive tax reforms to improve its overall fiscal health.

VENEZUELA

Venezuela returned 16.60% for the period, as measured by the EMBI+. We believe that oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement over year earlier levels. In our opinion, a clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We believe that the country continues to be an attractive credit at current spread levels, trading at approximately 100 basis points over the EMBI+. We have maintained our overweight position in Venezuelan debt instruments.

MEXICO

Mexico returned 15.02% for the period, as measured by the EMBI+. Mexico had an extremely eventful second half of the year with the election of the first-ever non-PRI Party president and their upgrade to investment-grade credit quality by Moody's Investor Services, Inc. The fourth quarter of 2000 was dominated by political events as Vincente Fox was sworn in as Mexico's president and completed the formation of his cabinet. The appointment of Gil Diaz in February as minister of finance was especially well received by the market. We believe that the Mexican economy also benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. In our opinion, Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt currently trades approximately 350 basis points under the EMBI+.

BRAZIL

Brazil returned 14.90% for the period, as measured by the EMBI+. Brazilian government officials have made substantial progress in dealing with the country's debt problems and this continues to be at the core of Brazil's solid success. We believe Brazil remains a likely Standard and Poor's Investor's Service upgrade candidate in 2001. In our opinion, low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality. On a spread duration11 basis, we maintain our neutral stance to the EMBI+ in Brazil.

---------
11 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

MIDDLE EAST/AFRICA

The primary credits in the region experienced varied economic results during the year ended February 28, 2001. Algeria returning 23.69%, as measured by the EMBI+, continues to benefit from rising oil and gas prices and political stability. President Abdelaziz Bouteflika has been very effective in reducing the level of political tension in the country. Morocco returned 5.25% for the year ended February 28, 2001, as measured by the EMBI+, trailing the EMBI+ return by over 900 basis points. Morocco's economy is highly dependent on the performance of the agricultural sector and two years of drought has severely limited the country's ability to grow. In our view, the rains in January and February this year should propel growth in 2001. The privatization of Maroc Telecom occurred in late December 2000. The government has announced that it will receive $2.2 billion from Vivendi Universal, which we believe should help finance its budget deficit.

EASTERN EUROPE

Non-Latin American countries outperformed Latin American countries during the fiscal year, returning 20.66% for the period. Russia and Poland positively drove Eastern European returns. Turkey, the worst performer in the EMBI+, devalued its currency in the wake of a domestic banking crisis.

RUSSIA

Russia returned 37.44% for the period, as measured by the EMBI+. Sustained high oil prices are driving Russia's economy. Every $1 increase in the price of oil increases Russia's annual export revenues by approximately $1 billion. Russia's hard currency reserves doubled from 1999 levels to end the year in excess of $26 billion. This reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 Budget in the fourth quarter. In our opinion, the budget is conservative and we believe the London Club12 financing received in August makes Russia's 2001 debt service obligations very manageable. Additionally, Russia recently announced that it agreed to service its Paris Club debt with scheduled payments due to commence in April 2001. We maintained an overweight position in Russia throughout 2000.

TURKEY

Turkey was the worst performer in the EMBI+ for the year, returning a negative 7.63%. The November banking crisis became a full-scale balance of payments crisis for Turkey, which ultimately led to the devaluation of the currency. The IMF granted the Turkish Treasury a US$1.4 billion aid package to restore confidence in the banking sector. Political disagreements between the President and the Prime Minister contributed to the severity of the crisis. We believe that the potential for negative political surprises has not disappeared and that the political situation remains unpredictable. We will continue to monitor developments in Turkey. As of February 28, 2001, we had no exposure to Turkish debt in the Fund.

---------
12 The London Club is the official group of creditors lending to emerging market governments.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

OUTLOOK

While past performance is not indicative of future results, the Fund has concluded what we believe was a successful fiscal year. The markets performed well throughout the year with the exception of the calendar year's fourth quarter when the industrial world began to feel the effects of the global economic slowdown. January 2001 posted solid returns as EMBI+ spreads closing at 674 basis points tightened over 80 basis points.

However, negative news surrounding Argentina's large financing needs, the uncertain global economic outlook and political climate put pressure on the emerging debt markets as spreads widened 74 basis points to close out February 2001 at 748 basis points. We continue to remain fully invested in a diversified portfolio of emerging market debt securities.

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Floating Rate Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


Heath B. McLendon                                            Stephen J. Treadway
Heath B. McLendon                                            Stephen J. Treadway
Co-Chairman of the Board                                     Co-Chairman of the Board

Peter J. Wilby                                               Thomas K. Flanagan
Peter J. Wilby                                               Thomas K. Flanagan
Executive Vice President                                     Executive Vice President

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------
Schedule of Investments
February 28, 2001

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------

Sovereign Bonds  -- 84.0%
Argentina  -- 6.3%
                    Republic of Argentina:
$ 2,000,000          11.725% due 4/10/05 (a)'D'.................................  $ 1,917,500
    150,000          11.750% due 4/7/09.........................................      139,500
                                                                                  -----------
                                                                                    2,057,000
                                                                                  -----------
Brazil  -- 13.5%
                    Federal Republic of Brazil:
  1,900,000          DCB, Series L, 7.688% due 4/15/12 (a)......................    1,406,000
  3,494,642          MYDFA, 7.625% due 9/15/07 (a)..............................    3,009,760
                                                                                  -----------
                                                                                    4,415,760
                                                                                  -----------
Bulgaria  -- 3.6%
  1,550,000         Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12
                     (a)........................................................    1,156,688
                                                                                  -----------
Colombia  -- 7.4%
  2,600,000         Republic of Colombia, 11.750% due 2/25/20...................    2,418,000
                                                                                  -----------
Ecuador  -- 9.0%
  6,700,000         Republic of Ecuador, 4.000% due 8/15/30 (a).................    2,944,650
                                                                                  -----------
Ivory Coast  -- 3.7%
 10,400,000         Republic of Ivory Coast, FLIRB, due 3/29/18 (b)(c)..........    1,196,000
                                                                                  -----------
Russia  -- 13.4%
                    Russian Federation:
  1,653,011          8.250% due 3/31/10.........................................    1,118,366
  7,975,000          2.500% due 3/31/30 (a).....................................    3,242,336
                                                                                  -----------
                                                                                    4,360,702
                                                                                  -----------
Venezuela  -- 27.1%
                    Republic of Venezuela:
  5,333,293          DCB, Series DL, 7.375% due 12/18/07 (a)....................    4,526,632
  5,125,000          FLIRB, Series C, 7.375% due 12/31/03 (a)...................    4,305,000
                                                                                  -----------
                                                                                    8,831,632
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $28,292,345)................   27,380,432
                                                                                  -----------
Loan Participations (d)  -- 15.1%
  2,823,532         Kingdom of Morocco, Tranche B, 7.563% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc., Merrill
                     Lynch) (a).................................................    2,654,120
  2,596,153         The People's Democratic Republic of Algeria, Tranche 1,
                     7.6875% due 9/4/06
                     (Chase Manhattan, C.S. First Boston) (a)...................    2,271,634
                                                                                  -----------

                    Total Loan Participations (Cost  -- $4,727,386).............    4,925,754
                                                                                  -----------

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                       SEE NOTES TO FINANCIAL STATEMENTS.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------
Schedule of Investments (continued)
February 28, 2001

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Repurchase Agreement  -- 0.9%
$   303,000         SBC Warburg Dillon Read Inc., 5.370% due 3/1/01; Proceeds at
                     maturity  -- $303,045; (Fully collateralized by U.S.
                     Treasury Bonds, 6.500% due 11/15/26; Market value  --
                     $309,686) (Cost  -- $303,000)..............................  $   303,000
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $33,322,731*)..........  $32,609,186
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Participation interests were acquired through the financial institutions indicated parenthetically.

 'D'  Security is segregated as collateral for open interest rate swap contract.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:

    DCB    -- Debt Conversion Bond.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    MYDFA  -- Multi-Year Depository Facility Agreement.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------------------
Statement of Assets and Liabilities
February 28, 2001

ASSETS:
   Investments, at value (Cost -- $33,322,731)..............  $32,609,186
   Cash.....................................................          751
   Receivable for securities sold...........................   17,567,251
   Interest receivable......................................      818,376
   Receivable on interest rate swap contract (Note 4).......        2,800
                                                              -----------
   TOTAL ASSETS.............................................   50,998,364
                                                              -----------
LIABILITIES:
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................      229,865
   Management fee payable...................................       43,474
   Accrued expenses.........................................      149,014
                                                              -----------
   TOTAL LIABILITIES........................................      422,353
                                                              -----------
TOTAL NET ASSETS............................................  $50,576,011
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,271,754 shares outstanding)...................  $     4,272
   Additional paid-in capital...............................   58,653,801
   Accumulated net realized loss from security
    transactions............................................   (7,138,652)
   Net unrealized depreciation of investments and interest
    rate swap contract......................................     (943,410)
                                                              -----------
TOTAL NET ASSETS............................................  $50,576,011
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($50,576,011 [div] 4,271,754
 shares)....................................................       $11.84
                                                                   ------
                                                                   ------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------
Statement of Operations
For the Year Ended February 28, 2001

INCOME:
   Interest.................................................  $  7,066,073
                                                              ------------
EXPENSES:
   Management fee (Note 2)..................................       553,711
   Audit fees...............................................        50,371
   Transfer agent fees......................................        32,000
   Directors' fees..........................................        31,000
   Registration fees........................................        28,695
   Shareholder reporting fees...............................        26,732
   Legal fees...............................................        19,974
   Custody..................................................        14,001
   Other....................................................         8,526
                                                              ------------
   TOTAL EXPENSES...........................................       765,010
                                                              ------------
NET INVESTMENT INCOME.......................................     6,301,063
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
INTEREST RATE SWAP CONTRACT (NOTES 3 AND 4):
   Net Realized Gain From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   105,978,614
      Cost of securities sold...............................   102,381,892
                                                              ------------
   NET REALIZED GAIN........................................     3,596,722
                                                              ------------
   Change in Net Unrealized Appreciation (Depreciation) of
   Investments and
   Interest Rate Swap Contract:
      Beginning of year.....................................     3,202,713
      End of year...........................................      (943,410)
                                                              ------------
   INCREASE IN NET UNREALIZED DEPRECIATION..................    (4,146,123)
                                                              ------------
NET LOSS ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT.....      (549,401)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $  5,751,662
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
----------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended February 28, 2001
and the Year Ended February 29, 2000

                                                                 2001          2000
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 6,301,063   $ 6,663,262
   Net realized gain (loss).................................    3,596,722    (3,216,886)
   (Increase) decrease in net unrealized depreciation.......   (4,146,123)   11,210,702
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    5,751,662    14,657,078
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (6,775,567)   (6,746,505)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (16,392 and 28,847 shares issued, respectively).........      194,616       332,230
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................     (829,289)    8,242,803
NET ASSETS:
   Beginning of year........................................   51,405,300    43,162,497
                                                              -----------   -----------
   END OF YEAR (includes undistributed net investment income
    of $0 and $48,348, respectively)........................  $50,576,011   $51,405,300
                                                              -----------   -----------
                                                              -----------   -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
---------------------------------------------
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
---------------------------------------------
Notes to Financial Statements (continued)

investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income in the amount of $426,156 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was transferred to the Investment Manager from Value Advisors LLC, a subsidiary of the Investment Manager, on November 2, 1999.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
---------------------------------------------
Notes to Financial Statements (continued)

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Advisor'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Advisor provides investment advisory and administrative services to the Fund. The Investment Advisor is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Advisor a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Advisor has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ('SSBC'), an affiliate of the Investment Advisor pursuant to a Sub-Administration Agreement between the Investment Advisor and SSBC.

At February 28, 2001, the Investment Advisor owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Advisor.

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $104,733,328
                                                              ------------
                                                              ------------
Sales.......................................................  $105,978,614
                                                              ------------
                                                              ------------

At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 1,218,914
Gross unrealized depreciation...............................   (1,932,459)
                                                              -----------
Net unrealized depreciation.................................  $  (713,545)
                                                              -----------
                                                              -----------

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
---------------------------------------------
Notes to Financial Statements (continued)

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with Chase Securities (counterparty) pursuant to which, the Fund makes quarterly payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at a predetermined spread to the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to interest income. At
February 28, 2001, the Fund has outstanding the following interest rate swap agreement:

Swap Counterparty:                    Chase Securities
Effective Date:                       12/28/2000
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6 month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  2/28/01:                            $229,865

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 28, 2001, the Fund held loan participations with a total cost of $4,727,386.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
---------------------------------------------
Notes to Financial Statements (continued)

Note 6. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 28, 2001, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

In connection with the swap agreement the Fund is exposed to credit loss in the event of non-performance by the swap counterparty.

Note 7. Capital Loss Carryforward

At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $7,139,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                                 2007         2008        TOTAL
                                                                 ----         ----        -----
Carryforward Amounts........................................  $2,507,000   $4,632,000   $7,139,000

Note 8. Dividends Subsequent to February 28, 2001

Subsequent to February 28, 2001, the Board of Directors of the Fund declared dividends of $0.1325 per common share payable March 30, 2001 and April 27, 2001 to shareholders of record on March 13, 2001 and April 17, 2001, respectively.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
----------------------------------
Financial Highlights
Data for a share of common stock outstanding throughout each year shown below:

                                                  FEB. 28,     FEB. 29,     FEB. 26,     FEB. 27,     FEB. 28,
                                                    2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR..............  $ 12.08      $ 10.21      $ 15.55      $ 16.71      $ 13.66
                                                  -------      -------      --------     -------      -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income..........................     1.48         1.57         1.62         1.51         1.56
 Net realized and unrealized gain (loss)........    (0.13)        1.89        (5.09)        0.07         3.10
                                                  -------      -------      --------     -------      -------
Total Income (Loss) From Operations.............     1.35         3.46        (3.47)        1.58         4.66
                                                  -------      -------      --------     -------      -------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................    (1.59)       (1.59)       (1.59)       (1.53)       (1.61)
 Net realized gains.............................       --           --        (0.28)       (1.21)          --
                                                  -------      -------      --------     -------      -------

Total Distributions.............................    (1.59)       (1.59)       (1.87)       (2.74)       (1.61)
                                                  -------      -------      --------     -------      -------

NET ASSET VALUE, END OF YEAR....................  $ 11.84      $ 12.08      $ 10.21      $ 15.55      $ 16.71
                                                  -------      -------      --------     -------      -------
                                                  -------      -------      --------     -------      -------

MARKET VALUE, END OF YEAR.......................  $ 12.85      $ 11.00      $12.1875     $ 16.50      $17.125
                                                  -------      -------      --------     -------      -------
                                                  -------      -------      --------     -------      -------

TOTAL RETURN,
 BASED ON MARKET VALUE(1).......................    33.58%        3.74%      (13.64)%      14.04%       38.28%

NET ASSETS, END OF YEAR (000s)..................  $50,576      $51,405      $43,162      $65,142      $69,651

RATIOS TO AVERAGE NET ASSETS:
 Expenses.......................................     1.52%        1.51%        1.58%        1.49%        1.52%
 Net investment income..........................    12.48%       14.02%       12.95%        9.19%       10.28%

PORTFOLIO TURNOVER RATE.........................      221%         172%         163%         214%         120%
--------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2001

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
--------------------------------------------------------
Selected Quarterly Financial Information (unaudited)

                                                                                         NET REALIZED &
                                                                 NET INVESTMENT            UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED(a)                                             TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

May 28, 1999................................................  $1,700      $0.40       $  1,989    $ 0.47
August 31, 1999.............................................   1,597       0.38           (787)    (0.18)
November 30, 1999...........................................   1,630       0.38          3,703      0.87
February 29, 2000...........................................   1,736       0.41          3,089      0.73
May 31, 2000................................................   1,535       0.36         (2,987)    (0.70)
August 31, 2000.............................................   1,658       0.39          4,843      1.14
November 30, 2000...........................................   1,560       0.37         (4,810)    (1.13)
February 28, 2001...........................................   1,548       0.36          2,405      0.56
----------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
------------------------------------------
Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                              -------------------

This report is transmitted to the shareholders of The Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

T H E  E M E R G I N G  M A R K E T S  F L O A T I N G  R A T E  F U N D  I N C.

---------
Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Inc.

LESLIE H. GELB
    President, The Council on
    Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.; President and Director, SSB Citi Fund
    Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

STEPHEN J. TREADWAY
    Co-Chairman of the Board;
    Executive Vice President,
    PIMCO Advisors LP
    Chairman and President,
    PIMCO Funds Distributors LLC

-------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-------------------------
The Emerging Markets
Floating Rate Fund Inc.
    7 World Trade Center
    New York, New York 10048

    TELEPHONE
    1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISOR
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL


                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'

The division sign shall be expressed as....................................[div]